Exhibit 10



               Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Auditors" in the Post- Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 333-93875) and the related Statement of Additional Information appearing therein and pertaining to Lincoln New York Account N for Variable Annuities, which are incorporated by reference into Post-Effective Amendment No. 10, and to the use therein of our reports dated (a) March 31, 2004, with respect to the financial statements of Lincoln Life & Annuity Company of New York, and (b) March 1, 2004, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.

                                                /s/ Ernst & Young LLP

Fort Wayne, Indiana
December 15, 2004